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Subsidiaries and Joint Ventures of MidAmerican Energy Holdings Company

   o American Pacific Finance Company (d/b/a Illinois American Pacific Finance Company)
   o  American Pacific Finance Company II
   o  Big Spring Pipeline Company
   o  BioClean Fuels Inc.
   o  CalEnergy BCF, Inc.
   o  CalEnergy Capital Trust
   o  CalEnergy Capital Trust II
   o  CalEnergy Capital Trust III
   o  CalEnergy Capital Trust IV
   o  CalEnergy Capital Trust V
   o  CalEnergy Capital Trust VI
   o  CalEnergy Company, Inc.
   o  CalEnergy Generation Operating Company
   o  CalEnergy Holdings Inc.
   o  CalEnergy Imperial Valley Company, Inc.
   o  CalEnergy International, Inc.
   o  CalEnergy International Ltd.
   o  CalEnergy International Services, Inc.
   o  CalEnergy Investments C.V.
   o  CalEnergy Minerals LLC
   o  CalEnergy Minerals Development LLC
   o  CalEnergy Operating Corporation
   o  CalEnergy Pacific Holdings Corp.
   o  CalEnergy U.K. Inc.
   o  California Energy Development Corporation
   o  California Energy Management Company
   o  California Energy Yuma Corporation
   o  CBE Engineering Co.
   o  CE Administrative Services, Inc.
   o  CE Argo Energy, Inc.
   o  CE Argo Power LLC
   o  CE Asia Ltd.
   o  CE Bali Ltd.
   o  CE (Bermuda) Financing Ltd.
   o  CE Casecnan Ltd.
   o  CE Casecnan Water and Energy Company, Inc.
   o  CE Cebu Geothermal Power Company, Inc.
   o  CE Electric (NY), Inc.
   o  CE Electric UK Funding Company
   o  CE Electric UK Holdings
   o  CE Electric UK Limited
   o  CE Electric, Inc.


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   o  CE Exploration Company
   o  CE Generation, LLC
   o  CE Geothermal, Inc.
   o  CE Geothermal, LLC
   o  CE Indonesia Geothermal, Inc.
   o  CE Indonesia Ltd.
   o  CE Insurance Services Limited
   o  CE International (Bermuda) Ltd.
   o  CE International Investments, Inc.
   o  CE Latin America Ltd.
   o  CE Luzon Geothermal Power Company, Inc.
   o  CE Mahanagdong II, Inc.
   o  CE Mahanagdong Ltd.
   o  CE Obsidian Energy LLC
   o  CE Obsidian Holding LLC
   o  CE Overseas Ltd.
   o  CE Philippines II, Inc.
   o  CE Philippines Ltd.
   o  CE Power, Inc.
   o  CE Power, LLC
   o  CE Resources, LLC
   o  CE Salton Sea Inc.
   o  CE Singapore Ltd.
   o  CE/TA LLC
   o  CE Texas Energy LLC
   o  CE Texas Fuel, LLC
   o  CE Texas Gas, L.P.
   o  CE Texas Pipeline, LLC
   o  CE Texas Power, LLC
   o  CE Texas Resources, LLC
   o  CE Turbo LLC
   o  CEABC Co.
   o  CEXYZ Co.
   o  Conejo Energy Company
   o  Cordova Energy Company LLC
   o  Cordova Funding Corporation
   o  Del Ranch, L.P.
   o  Desert Valley Company
   o  Elmore, L.P.
   o  Falcon Power Operating Company
   o  Falcon Seaboard Oil Company
   o  Falcon Seaboard Pipeline Corporation
   o  Falcon Seaboard Power Corporation, Inc.
   o  Fish Lake Power LLC
   o  Fox Energy Company LLC
   o  FSRI Holdings, Inc.


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   o  Gilbert/CBE Indonesia L.L.C.
   o  Gilbert/CBE L.P.
   o  HomeServices of America, Inc.
   o  Imperial Magma LLC
   o  Intermountain Geothermal Company
   o  IPP Co.
   o  IPP Co. LLC
   o  Kern River Funding Corporation
   o  Kern River Gas Transmission Company
   o  KR Acquisition 1, LLC
   o  KR Acquisition 2, LLC
   o  KR Holding, LLC
   o  Leathers, L.P.
   o  Magma Generating Company I
   o  Magma Generating Company II
   o  Magma GEO
   o  Magma Land Company I
   o  Magma Netherlands B.V.
   o  Magma Power Company
   o  MEHC Investment, Inc.
   o  MHC Inc.
   o  MidAmerican Capital Trust I
   o  MidAmerican Energy Company
   o  MidAmerican Energy Foundation
   o  MidAmerican Energy Machining Services LLC
   o  MidAmerican Funding, LLC
   o  MidAmerican Transmission, LLC
   o  Niguel Energy Company
   o  NNGC Acquisition, LLC
   o  NorCon Holdings, Inc.
   o  NorCon Power Partners, L.P.
   o  Norming Investments B.V.
   o  North Country Gas Pipeline Corporation
   o  Northern Aurora, Inc.
   o  Northern Consolidated Power, Inc.
   o  Northern Electric plc
   o  Northern Natural Gas Company
   o  Ormoc Cebu Ltd.
   o  Power Resources, Ltd.
   o  Quad Cities Energy Company
   o  Salton Sea Brine Processing, L.P.
   o  Salton Sea Funding Corporation
   o  Salton Sea Minerals Corp.
   o  Salton Sea Power Company
   o  Salton Sea Power Generation L.P.
   o  Salton Sea Power LLC



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   o  Salton Sea Royalty LLC
   o  San Felipe Energy Company
   o  Saranac Energy Company, Inc.
   o  Saranac Power Partners, L.P.
   o  SECI Holdings, Inc.
   o  Slupo I B.V.
   o  Tongonan Power Investment, Inc.
   o  Visayas Geothermal Power Company
   o  VPC Geothermal LLC
   o  Vulcan Power Company
   o  Vulcan/BN Geothermal Power Company
   o  Yuma Cogeneration Associates
   o  MEC Construction Services Co.
   o  MidAmerican Capital Company
   o  MidAmerican Services Company
   o  Midwest Capital Group, Inc.
   o  CBEC Railway Inc.
   o  MidAmerican Energy Funding Corporation
   o  MidAmerican Energy Financing I
   o  CalEnergy Gas Limited
   o  CalEnergy Gas (Australia) Limited
   o  CalEnergy Gas (Holdings) Limited
   o  CalEnergy Gas (Pipelines) Limited
   o  CalEnergy Gas (Polska) Sp. z.o.o.
   o  CalEnergy Gas (UK) Limited
   o  CalEnergy Power (Polska) Sp. z.o.o.
   o  CalEnergy Resources Limited
   o  CE Electric (Ireland) Limited
   o  CE UK Gas Holdings Limited
   o  Integrated Utility Services Limited
   o  Electralink Limited
   o  Northern Electric & Gas Limited
   o  Northern Electric Distribution Limited
   o  Northern Electric Finance plc
   o  Northern Electric Genco Limited
   o  Northern Electric Generation Limited
   o  Northern Electric Generation (Peaking) Limited


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   o  Northern Electric Generation (TPL) Limited
   o  Northern Electric Insurance Services Limited
   o  Northern Electric (Overseas Holdings) Limited
   o  Northern Electric Properties Limited
   o  Northern Electric Retail Limited
   o  Northern Electric Supply Limited
   o  Northern Electric Training Limited
   o  Northern Infocom Limited
   o  Northern Metering Systems Limited
   o  Northern Transport Finance Limited
   o  Ryhope Road Developments Limited
   o  Stamfordham Road Developments Limited
   o  YEDL Limited
   o  Yorkshire Cayman Holding Ltd.
   o  Yorkshire Electricity Distribution Plc
   o  Yorkshire Electricity Distribution Services Ltd.
   o  Yorkshire Electricity Group Plc.
   o  Yorkshire Holdings Plc
   o  Yorkshire Power Finance Ltd.
   o  Yorkshire Power Finance 2 Ltd.
   o  Yorkshire Power Group Limited
   o  YPG Holdings LLC
   o  Cimmred Leasing Company
   o  DCCO Inc.
   o  InterCoast Capital Company
   o  InterCoast Energy Company
   o  InterCoast Global Management, Inc.
   o  InterCoast Power Company
   o  InterCoast Power Marketing Company
   o  InterCoast Sierra Power Company
   o  IWG Co. 8
   o  MHC Investment Company
   o  MidAmerican Rail Inc.
   o  MWR Capital Inc.
   o  TTP, Inc. of South Dakota
   o  Dakota Dunes Development Company
   o  Midwest Gas Company
   o  Two Rivers Inc.



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   o  Arizona Home Services, LLC
   o  California Title Co.
   o  Capitol Intermediary Company
   o  Capitol Land Exchange, Inc.
   o  Capitol Title Company
   o  Carol Jones Company
   o  Carol Jones Properties, Ltd.
   o  CBSHOME Real Estate Company
   o  Cendant Home Funding-Nebraska, L.L.C.
   o  Champion Realty, Inc.
   o  Chancellor Mortgage Services, Inc.
   o  Chancellor Title Services, Inc.
   o  Community Mortgage Company (50%)
   o  Edina Corporate Services, Inc.
   o  Edina Financial Services, Inc.
   o  Edina Realty, Inc.
   o  Edina Realty of Wisconsin, Inc.
   o  Edina Realty Foundation
   o  Edina Realty Franchise Associates, Inc.
   o  Edina Realty Insurance Agency, Inc.
   o  Edina Realty Mortgage, LLC
   o  Edina Realty Title, Inc.
   o  Edina Realty Title, Inc. d/b/a Semonin Title, Inc.
   o  First Realty, Ltd.
   o  For Rent, Inc.
   o  HMSV Financial Services, Inc.
   o  HMSV Technologies Inc.
   o  HomeServices of California, Inc.
   o  HomeServices Lending, LLC
   o  IMO Co., Inc.
   o  Iowa Realty Co., Inc.
   o  Iowa Realty Foundation
   o  Iowa Realty Insurance Agency, Inc.
   o  Iowa Title Company
   o  Iowa Title Linn County, LLC
   o  Iowa Title Linn County II,LLC
   o  InsuranceSouth LLC
   o  J. D. Reece Mortgage Company
   o  Jenny Pruitt & Associates, Inc.
   o  Jenny Pruitt Insurance Services, Inc.
   o  J.P.&A., Inc.
   o  JRHBW Realty, Inc. d/b/a RealtySouth, Inc.
   o  Kansas City Title, Inc.


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   o  Kentucky Residential Referral Services, LLC
   o  Lincoln Federal JV, LLC (40%)
   o  Link-Help, LLC (50%)
   o  Long Title Agency, Inc.
   o  Meridian Title Services, LLC
   o  MidAmerican Commercial Real Estate Services, Inc.
   o  Midland Escrow Services, Inc.
   o  MortgageSouth, LLC
   o  MRSCT, Inc.
   o  Nebraska Land Title and Abstract Company
   o  Paul Semonin Company
   o  Pickford Golden State Member, LLC
   o  Pickford Holdings, LLC
   o  Pickford North County, LP
   o  Pickford Real Estate, Inc. d/b/a Prudential California Realty
   o  Pickford Realty Ltd.
   o  Pickford Services Company
   o  Plaza Financial Services, LLC
   o  Plaza Mortgage Services, LLC
   o  Professional Referral Organization, Inc.
   o  Property I.D. Golden State, LLC
   o  Prudential California Realty
   o  Real Estate Links, LLC
   o  Real Estate Referral Network, Inc.
   o  Reece and Nichols Alliance, Inc.
   o  Reece & Nichols Realtors, Inc.
   o  RHL Referral Company, LLC
   o  Roy H. Long Realty Co., Inc.
   o  Select Relocation Services, Inc.
   o  Semonin Mortgage Services, Inc.
   o  Service Mortgage Group, LLC
   o  Southwest Relocation, LLC
   o  The Chancellor Group, Inc.
   o  The Referral Company
   o  Title Information Services, LLC
   o  TitleSouth, LLC
   o  Trinity Mortgage Affiliates
   o  Trinity Mortgage Partners, Inc.
   o  United Settlement Services, LC
   o  Woods Bros. Insurance Co.
   o  Woods Bros. Real Estate Group, Inc.
   o  Woods Bros. Realty, Inc.
   o  Woods Lots, Inc.



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   o  Kings Road Developments Limited
   o  Northgate Park Associates* (through Midwest Capital Group)
   o  Selectusonline
   o  Vehicle Lease and Service Limited
   o  Viking Power Limited
   o  Edge Technologies, Inc. (through MidAmerican Capital 9.75%)
   o  Electra Brands Limited (through Northern Electric 20%)
   o  ElectraLink Limited (through CE Electric UK plc 14.49%)
   o  Electricity Pensions Trustee Limited (through Northern Electric 4.3%)
   o  Emerald BioAgriculture Corp. (through MidAmerican Capital 2.47%)
   o  ESN Holdings Limited (through Northern Electric 3.72%)
   o  Micro-Generation Technology Fund, LLC (through MidAmerican Capital 25%)
   o  MRA Service Company Limited (through Northern Electric 1.78%)
   o  Non-Fossil Purchasing Agency Holdings (through Northern Electric 8.33%)
   o  Racom Corporation (through MidAmerican Capital 6.1%)
   o  REC Collect Limited (through Northern Electric 25%)
   o  St. Clements Services Limited (through Northern Electric 10%)
   o  Teesside Power Limited (through Northern Electric 15.4%)
   o  Utech Venture Capital Corporation (through MidAmerican Capital 10.4%)



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